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                                                                 Exhibit 23(iii)




                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Cox Radio, Inc. Long-Term Incentive Plan of our report dated March 1, 1996, with respect to the financial statements of NewCity Communications, Inc. included in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-08737) and related Prospectus of Cox Radio, Inc.




                                             /s/ Ernst & Young LLP
                                             ---------------------
                                             ERNST & YOUNG LLP


Stamford, CT
September 30, 1996